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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 30, 2004


                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           OREGON                        0-22496                 93-0341923
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


         3200 N.W. Yeon Ave.
         P.O. Box  10047
         Portland, OR                                             97296-0047
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number including area code: (503) 224-9900


                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On December 30, 2004, Pick-N-Pull Auto Dismantlers, a wholly-owned subsidiary of the Company, signed a definitive agreement to buy the assets and lease the sites for four self service used auto parts stores in St. Louis and Kansas City, Missouri; Columbus, Ohio; and Virginia Beach, Virginia from Vehicle Recycling Solutions, LLC and certain of its wholly-owned subsidiaries ("VRS") for a purchase price of approximately $18.5 million. The transaction is expected to close on January 10, 2005. The St. Louis, Kansas City and Columbus stores will increase the Company's existing mid-west store base. The Virginia Beach store is expected to provide Pick-N-Pull with an eastern presence giving it the ability to expand along the East Coast. The four new stores will be operated under the Pick-N-Pull name and will increase the total number of stores to 30 for the Company's Auto Parts Business segment. The results of operations for these four stores will be reflected in the consolidated results of the Company's Auto Parts Business during the second fiscal 2005 quarter. The Company anticipates this acquisition will be accretive to earnings in fiscal 2005.

This above paragraph contains a forward-looking statement, within the meaning of
Section 21E of the Securities Exchange Act of 1934, which is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In particular, the above paragraph includes a prediction that the VRS acquisition will be accretive to the Company's earnings. The self service used auto parts business, including the VRS stores, is subject to a number of risks that could prevent the VRS stores from maintaining or exceeding their current levels of profitability, such as volatile supply and demand conditions affecting prices and volumes in the markets for products, services, automobile feedstock and other raw materials; local and worldwide economic conditions; increased competition; weather; and business integration issues, all as discussed in more detail under the heading "Factors That Could Affect Future Results" in the Company's most recent annual report on Form 10-K. One should understand that it is not possible to predict or identify all factors that could cause actual results to differ from the Company's forward looking statements. Consequently, the reader should not consider any such list to be a complete statement of all potential risks or uncertainties. The Company does not assume any obligation to update any forward-looking statement.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SCHNITZER STEEL INDUSTRIES, INC.
                                        (Registrant)



Date: January 5, 2005                   By /s/Barry A. Rosen
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                                           Barry A. Rosen
                                           Vice President, Finance and Chief
                                           Financial Officer